EXHIBIT 10.36
                                                                -------------

                        AMENDMENT NO. 3 AND SUPPLEMENT TO
                  RESEARCH COLLABORATION AND LICENSE AGREEMENT



                                                     Amendment    No.    3   and
                                                     Supplement     dated    and
                                                     effective December 1, 1997,
                                                     between            SYNAPTIC
                                                     PHARMACEUTICAL CORPORATION,
                                                     a   Delaware    corporation
                                                     ("Synaptic"),  and  MERCK &
                                                     CO.,  INC.,  a  New  Jersey
                                                     corporation ("Merck").


                                    Recitals

                  WHEREAS,   Merck  and  Synaptic  are  parties  to  a  Research
Collaboration and License Agreement dated as of November 30, 1993, as amended (the "Agreement"); and

                  WHEREAS, Merck and Synaptic desire to extend the term of the Research Program (capitalized terms used and not defined herein having the meanings set forth in the Agreement) under the Agreement as set forth herein in order to continue to work towards the identification of back-up safety assessment candidates;

                  NOW THEREFORE, in consideration of the premises and covenants set forth herein, the parties agree as follows:

         1. The term of the Research Program is hereby extended for an additional one-year period expiring on November 30, 1998 (the "Second Extension Period"). The term may be further extended only upon the mutual agreement of the parties in writing.

         2. During the Second Extension Period, as part of the Research Program, Synaptic shall devote the efforts of two man years in support of the continuing pharmacological characterization of Merck compounds.

         3. Merck shall pay to Synaptic, within 30 days following the end of each three-month period of the Second Extension Period, an amount equal to $120,000 (one hundred twenty thousand dollars) in consideration of the support set forth in Article 2. In the event that Merck terminates the Research Program pursuant to
                  Article 4 hereof, Merck will pay Synaptic a pro rata portion of the $120,000 based on that number of days which precede the Termination Date in the three-month period in which the Termination Date occurs.

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     4.           At any  time  following  written  notification  from  Merck to
                  Synaptic that the Merck Research Management Committee has accepted a second back-up safety assessment candidate, Merck may terminate the Research Program by providing at least 90 days prior written notice to Synaptic. As of the ninetieth day following such notice (the "Termination Date"), Synaptic shall discontinue the support set forth in Article 2 hereof. Upon any termination of the Research Program pursuant to this
                  Article 4, no sums shall be payable by Merck under Article 3 except for amounts due or earned but not yet paid as of the Termination Date.

         5. From and after the date first written above, all references in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of similar import, shall be a reference to the Agreement, as amended by this Amendment No. 3 and Supplement.

         6. From and after the date first written above, all references in the Agreement to "the Research Program" shall be a reference to the Research Program conducted during the period beginning on November 30, 1993, and ending on November 30, 1998, in accordance with the Agreement, as amended and supplemented by this Amendment No. 3 and Supplement, or such earlier date as may be specified in a notification from Merck to Synaptic in accordance with Article 4 above.

         7. Except as expressly amended and supplemented by this Amendment No. 3 and Supplement, the Agreement shall remain in full force and effect and unchanged.


                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 and Supplement to be executed and delivered as of the date first written above.

                          SYNAPTIC PHARMACEUTICAL CORPORATION

                          By:/s/ Kathleen P. Mullinix
                             ------------------------------
                                 Kathleen P. Mullinix
                                 Chairman, President and Chief Executive Officer


                          MERCK & CO., INC.

                          By:/s/ Bennett M. Shapiro
                             ------------------------------
                                 Bennett M. Shapiro
                                 Executive VP, Worldwide Basis Research


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